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Exhibit 99.4

Statement of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of Wells-Gardner Electronics Corporation (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George B. Toma, the Vice President of Finance, Chief Financial Officer and Corporate Secretary of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2003	By:	/s/ GEORGE B. TOMA George B. Toma CPA, CMA Vice President of Finance, Chief Financial Officer & Corporate Secretary

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  Exhibit 99.4